UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22870

Investment Company Act file number

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, New York 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

Annual Report

October 31, 2021

Stone Ridge Reinsurance Risk Premium Interval Fund

Effective January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

Shareholder Letter

Dear Fellow Shareholder,

Since 2013, I’ve used this medium to communicate about our culture, our people, our ideas, and our investment principles, all of which remain sources of strength and differentiation at Stone Ridge. In particular, our principle of Focus served us well this year, as we remain committed to keeping things simple—always, and especially during these unprecedented times. In this spirit, this year’s annual shareholder letter is short and sweet.

Despite being partially remote during COVID, our firm has been firing on all cylinders, enhancing our existing solutions—including reinsurance, alternative lending, single family rentals, bitcoin, and our groundbreaking multi-strategy fund—and bringing new ones to life. The recent performance challenges of the reinsurance industry make our forward conviction in our reinsurance funds the highest since firm inception, given industry-wide investor exits, market hardening, and the resulting rising premiums. This is a pattern that has repeated itself for decades.

Overall, investors increasingly partner with us for relief from historically low bond yields and over-concentration in equities. Across all affiliates, our assets under management or custody (AUM/C) hit all-time highs this year, and in nearly every Stone Ridge strategy, we remain one of the largest capital providers, benefiting all our investors. Our consistently low employee turnover means that our teams are experienced and rock-solid from years of honing their craft together. Finally, we are financially strong, with a significant balance sheet that serves both as ballast against volatility, and as strategic capital for opportunities.

As always, we are most grateful for the 50/50 partnership we have with you, our investors. We are on the path together. You contribute the capital necessary to propel and sustain groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works.

In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2022.

Sincerely,

Ross L. Stevens

Founder, CEO

RISK DISCLOSURES

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (“SHRIX”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with SHRIX, the “Reinsurance Funds”), the Stone Ridge U.S. Hedged Equity Fund (“VRLIX”), the Stone Ridge Diversified Alternatives Fund (“SRDAX”), the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX”), the Stone Ridge Bitcoin Strategy Fund (“BTCIX”) and the Stone Ridge Residential Real Estate income Fund I, Inc. (“HOMEX and, together with the Reinsurance Funds, VRLIX, SRDAX, BTCIX and LENDX, the “Funds”).

Investors should carefully consider the Funds’ risks and investment objectives, as an investment in the Funds may not be appropriate for all investors and the Funds are not designed to be a complete investment program. There can be no assurance that the Funds will achieve their investment objectives. An investment in the Funds involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund, an investor should read the discussion of the risks of investing in the Fund in the relevant prospectus.

Stone Ridge Funds	Annual Report	October 31, 2021

Shareholder Letter

Investing in funds involves risks. Principal loss is possible.

VRLIX and SRDAX may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives by any Fund involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole, and they may be less flexible in evolving markets or unable to implement changes as quickly as their smaller counterparts.

Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; and increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, SRDAX or a Reinsurance Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which SRDAX and the Reinsurance Funds invest are considered “high yield” or “junk bonds.”

SRDAX and the Reinsurance Funds may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, SRDAX and the Reinsurance Funds will normally invest significant amounts of their assets in non-U.S. entities. Accordingly, SRDAX and the Reinsurance Funds may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

The value of SRDAX’s and LENDX’s investments in whole loans and other alternative lending-related securities is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, SRDAX and/or LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the relevant Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. Even if a loan in which SRDAX or LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. SRDAX and LENDX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. SRDAX’s and LENDX’s investments in securitization vehicles or other special purpose entities that hold securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors (like SRDAX and LENDX) in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in a Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to asset-backed securities directly or indirectly.

SRDAX’s and HOMEX’s single family rental investments are subject to risks typically associated with real estate, including: changes in global, national, regional or local economic, demographic or capital market conditions; future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions; changes in supply of or demand for similar properties in a given market or metropolitan area; reliance on tenants, managers and real estate operators that the relevant Fund works with in acquiring and managing assets to operate their businesses in an appropriate manner and in

Stone Ridge Funds	Annual Report	October 31, 2021

Shareholder Letter

compliance with their contractual arrangements with the Fund; changes in governmental rules, regulations and fiscal policies; bad acts of third parties; and unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters. Many of these factors are beyond the control of SRDAX. Any negative changes in these factors could affect a Fund’s performance and its ability to meet its obligations and make distributions to shareholders.

HOMEX’s portfolio will be concentrated at any time in the real estate industry, with a focus on single family rental investments, and may be heavily concentrated at any time in only a limited number of geographies or investments, and, as a consequence, the aggregate return of HOMEX may be substantially affected by the unfavorable performance of even a single investment. Concentration of investments in a particular type of asset or geography makes HOMEX more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular type of asset or geography.

HOMEX’s investment strategy involves sourcing assets through operators that purchase, renovate, maintain, and manage a large number of single family rental properties and leasing them to qualified residents through third-party property managers or leasing agents. When HOMEX purchases single family rental properties directly or indirectly through a real estate operator, the operator, or an affiliate of the operator, typically continues to act as the property manager of the properties. When HOMEX purchases debt instruments secured directly or indirectly by single family rental properties from an operator or bank originating such instruments, such entity typically continues to service the instruments. In the event that such operator is unable to act as the property manager or the servicer, as applicable, there is no assurance that a backup property manager or backup servicer will be able to assume responsibility in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to HOMEX in respect of its investments or increase the costs associated with HOMEX’s investments. A large proportion of HOMEX’s portfolio may consist of assets obtained from or through a small number of operators, potentially giving HOMEX high exposure to the risks associated with those operators.

HOMEX intends to continuously offer its shares during a subscription period of approximately two years after HOMEX commences investment operations (the “Subscription Period”). The Subscription Period is subject to extension, temporary suspension or early termination at the discretion of the Adviser. HOMEX expects to have a term of investment operations of approximately eight years, which may be extended by the Board without shareholder approval. At the end of such term, HOMEX expects the Adviser to recommend a plan of liquidation that, if approved by the Board, will be carried out without shareholder approval. The plan of liquidation may take up to twenty-four months to complete, and HOMEX may deviate from its investment strategies during this time. HOMEX may make investments that may not be realized prior to the date HOMEX is dissolved. HOMEX may attempt to sell, distribute, or otherwise dispose of investments at a time that may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, HOMEX may be unsuccessful in realizing investments at the time of HOMEX’s dissolution. There can be no assurance that the winding up of HOMEX and the final distribution of its assets will be able to be executed expeditiously.

Healthcare royalties in which SRDAX invests may relate to products that are not yet approved by the FDA or an equivalent foreign regulator, and it may be difficult to predict whether and when such approval will be obtained. Failure to obtain such approval could result in substantial losses to SRDAX, and even if approval is obtained, there is no guarantee that the relevant product will be successful in the market or that the healthcare royalties in which SRDAX invests will be earned or paid. In addition, the healthcare products on which healthcare royalties are paid are subject to extensive and rigorous regulation by U.S. and foreign regulatory authorities, and failure to comply with these requirements could result in enforcement actions that could have a material adverse effect on sales of the healthcare product and, as a result, on the healthcare royalties in which SRDAX invests. Such regulations are subject to change in the future, which could result in materially increased costs for, and material adverse effects on, the healthcare products underlying SRDAX’s healthcare royalties.

BTCIX and SRDAX are subject to both the risk that bitcoin decreases in value and the risk that BTCIX’s strategy of gaining exposure to bitcoin through bitcoin futures contracts and pooled investment vehicles that invest in bitcoin (collectively, “bitcoin-related investments”) and/or SRDAX’s strategy of selling put options on bitcoin futures contracts underperforms a direct investment in an equivalent amount of bitcoin. Bitcoin and bitcoin futures contracts have generally exhibited higher price volatility relative to more traditional asset classes. The value of bitcoin could decline rapidly, including to zero, which would adversely affect BTCIX’s and SRDAX’s bitcoin strategies.

The further development of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, bitcoin faces significant obstacles to increasing the usage of bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin futures and therefore an investment in BTCIX or SRDAX.

Regulatory changes or actions may alter the nature of an investment in bitcoin or bitcoin futures or restrict the use of bitcoin or the operations of the Bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin, derivatives on bitcoin and an investment in BTCIX or SRDAX. For example, it may become illegal to acquire, hold, sell or use bitcoin or bitcoin futures in one or more countries, which could adversely impact the price of bitcoin and derivatives on bitcoin.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other

Stone Ridge Funds	Annual Report	October 31, 2021

Shareholder Letter

investments that have embedded leverage. In particular, reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh a Fund’s investment and result in significant losses to the Fund.

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like without significantly changing the market value of the security.

Each Fund (other than HOMEX) intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund (other than HOMEX) were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

HOMEX intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Internal Revenue Code. HOMEX’s investment strategy will potentially be limited by its intention to qualify for treatment as a REIT. An adverse determination or future guidance by the IRS or a change in law might affect HOMEX’s ability to qualify for such treatment.

If, in any year, HOMEX were to fail to qualify for treatment as a REIT under the Internal Revenue Code for any reason, and were unable to cure such failure, HOMEX would be subject to tax on its taxable income at regular corporate rates, and all distributions to shareholders would be taxable as dividends to the extent of HOMEX’s current and accumulated earnings and profits, whether or not attributable to net capital gains.

For additional risks, please refer to the relevant prospectus and statement of additional information.

SHRIX and HOMEX are classified as non-diversified under the 1940 Act. Accordingly, each Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject it to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares.

HOMEX has an interval fund structure pursuant to which HOMEX conducts annual repurchase offers of the Fund’s outstanding shares at NAV, subject to approval of the Board of Directors. In all cases, such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of HOMEX’s outstanding shares.

In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The interval funds’ shares are not listed, and these Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time and are not guaranteed and should not be considered investment advice.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ prospectuses can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus

Stone Ridge U.S. Hedged Equity Fund1: Prospectus

Stone Ridge Diversified Alternatives Fund1: Prospectus

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus

Stone Ridge Bitcoin Strategy Fund1: Prospectus

Stone Ridge Residential Real Estate Income Fund I, Inc.2: Prospectus

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds are distributed by ALPS Distributors, Inc.

Stone Ridge Funds	Annual Report	October 31, 2021

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2021 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2021	$28,036,062	1.7%

2022	167,410,253	10.1%

2023	111,354,035	6.7%

2024	52,161,897	3.1%

2025	25,445,657	1.5%

Not Applicable(1)	1,103,750,333	66.6%

Other(2)	170,522,398	10.3%
	$1,658,680,635

(1)	Preference shares and private fund units do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and other assets less liabilities.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

FUND PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on December 9, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2021)
	1-year period ended 10/31/2021	5-year period ended 10/31/2021	Since Inception (12/09/13)

Stone Ridge Reinsurance Risk Premium Interval Fund	-5.18%	-4.43%	0.12%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	1.15%	0.77%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities. For the twelve months ended October 31, 2021, the Fund’s total return was -5.18%. The Fund’s performance is largely based on the

Stone Ridge Funds	Annual Report	October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly, Winter Storm Uri, flooding in Germany, and Hurricane Ida), that negatively impacted many of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance. The last few years have seen a high number of medium-sized catastrophe events, and the reinsurance industry has responded by raising premiums.

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT		VALUE
EVENT LINKED BONDS - 20.9%
Europe - 0.0% (a)
Earthquake - 0.0% (a)
Azzurro Re II Class A (3 Month Euribor + 4.500%), 01/17/2024 (b)(c)(d)(e) (Cost: $360,807; Original Acquisition Date: 07/06/2020)	EUR	319,000	$372,545

Global - 3.9%
Earthquake - 0.4%
Acorn Re 2018-1 Class A (3 Month Libor USD + 2.750%), 11/10/2021 (b)(c)(d)(e) (Cost: $6,413,000; Original Acquisition Date: 07/03/2018)		$6,413,000	6,412,359
IBRD CAR 123 Class A (3 Month Libor USD + 5.500%), 12/02/2022 (b)(c)(d)(e) (Cost: $588,000; Original Acquisition Date: 11/15/2019)		588,000	588,999

			7,001,358

Multiperil - 3.5%
Atlas Capital 2020 DAC 2020-1 (T-Bill 3 Month + 8.700%), 06/10/2024 (b)(c)(d)(e) (Cost: $8,135,000; Original Acquisition Date: 04/23/2020)		8,135,000	8,624,727
Atlas Capital UK 2019 PLC 2019-1 (3 Month Libor USD + 12.240%), 06/07/2023 (b)(c)(d)(e) (Cost: $4,564,000; Original Acquisition Date: 05/24/2019)		4,564,000	4,836,471
Hypatia Ltd. 2020-1 Class A (T-Bill 3 Month + 7.275%), 06/07/2023 (b)(c)(d)(e) (Cost: $2,737,000; Original Acquisition Date: 07/10/2020)		2,737,000	2,886,029
Hypatia Ltd. 2020-1 Class B (T-Bill 3 Month + 10.375%), 06/07/2023 (b)(c)(d)(e) (Cost: $4,211,000; Original Acquisition Date: 07/10/2020)		4,211,000	4,482,399
Kilimanjaro Re II 2017-2 Class A-2 (6 Month Libor USD + 10.610%), 04/20/2022 (b)(c)(d)(e) (Cost: $3,929,000; Original Acquisition Date: 04/06/2017)		3,929,000	3,886,174

	PRINCIPAL AMOUNT	VALUE
Multiperil - 3.5% (continued)
Kilimanjaro Re II 2017-2 Class B-2 (6 Month Libor USD + 7.910%), 04/20/2022 (b)(c)(d)(e) (Cost: $8,893,000; Original Acquisition Date: 04/06/2017)	$8,893,000	$8,945,469
Kilimanjaro Re II 2017-2 Class C-2 (6 Month Libor USD + 6.300%), 04/20/2022 (b)(c)(d)(e) (Cost: $6,640,000; Original Acquisition Date: 04/06/2017)	6,640,000	6,702,084
Matterhorn Re Ltd 2020-2 Class A (T-Bill 3 Month + 5.000%), 01/08/2024 (b)(c)(d)(e) (Cost: $3,049,000; Original Acquisition Date: 01/29/2020)	3,049,000	3,024,608
Northshore Re 2018-1 Class A (3 Month Libor USD + 8.010%), 07/08/2022 (b)(c)(d)(e) (Cost: $9,258,337; Original Acquisition Date: 07/02/2018)	9,290,000	9,412,628
Northshore Re II 2019-1 Class A (T-Bill 3 Month + 7.310%), 07/07/2023 (b)(c)(d)(e) (Cost: $3,905,000; Original Acquisition Date: 06/21/2019)	3,905,000	4,071,158
Resilience Re Series 1711A 0.000%, 05/01/2022 (b)(e)(f)(g)(h) (Cost: $238,865; Original Acquisition Date: 02/06/2017)	25,000,000	—

		56,871,747

		63,873,105

Japan - 0.7%
Earthquake - 0.4%
Nakama Re 2018-1 Class 1 (3 Month Libor USD + 2.000%), 04/13/2023 (b)(c)(d)(e) (Cost: $1,728,304; Original Acquisition Date: 03/11/2019)	1,744,000	1,743,739
Nakama Re 2018-1 Class 2 (3 Month Libor USD + 3.000%), 04/13/2023 (b)(c)(d)(e) (Cost: $3,343,486; Original Acquisition Date: 05/02/2019)	3,362,000	3,370,237
Nakama Re 2020-1 Class 1 (T-Bill 3 Month + 2.200%), 01/07/2025 (b)(c)(d)(e) (Cost: $871,000; Original Acquisition Date: 02/04/2020)	871,000	874,832

		5,988,808

Multiperil - 0.3%
Akibare Re 2018-1 Class A (3 Month Libor USD + 1.930%), 04/07/2022 (b)(c)(d)(e) (Cost: $2,935,999; Original Acquisition Date: 01/29/2020)	2,960,000	2,965,920

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 0.3% (continued)
Akibare Re 2018-1 Class B (3 Month Libor USD + 1.900%), 04/07/2022 (b)(c)(d)(e) (Cost: $2,652,010; Original Acquisition Date: 03/09/2020)	$2,669,000	$2,672,870

		5,638,790

		11,627,598

Mexico - 0.5%
Earthquake - 0.3%
IBRD CAR 125 Class A (3 Month Libor USD + 3.500%), 03/13/2024 (b)(c)(d)(e) (Cost: $3,619,000; Original Acquisition Date: 02/28/2020)	3,619,000	3,638,723
IBRD CAR 126 Class B (3 Month Libor USD + 9.000%), 03/13/2024 (b)(c)(d)(e) (Cost: $639,000; Original Acquisition Date: 02/28/2020)	639,000	642,962

		4,281,685

Windstorm - 0.2%
IBRD CAR 127 Class C (3 Month Libor USD + 10.000%), 03/13/2024 (b)(c)(d)(e) (Cost: $3,479,304; Original Acquisition Date: 02/28/2020)	3,479,000	3,614,855

		7,896,540

United States - 15.8%
Earthquake - 3.1%
Sutter Re 2020-2 Class A (T-Bill 3 Month + 5.040%), 06/06/2022 (b)(c)(d)(e) (Cost: $13,219,000; Original Acquisition Date: 05/13/2020)	13,219,000	13,402,744
Sutter Re 2020-2 Class F (T-Bill 3 Month + 8.660%), 06/06/2022 (b)(c)(d)(e) (Cost: $12,227,000; Original Acquisition Date: 05/13/2020)	12,227,000	12,442,195
Ursa Re 2019-1 Class C (T-Bill 3 Month + 5.750%), 12/10/2022 (b)(c)(d)(e) (Cost: $12,152,000; Original Acquisition Date: 11/20/2019)	12,152,000	12,429,673
Ursa Re II 2020-1 Class AA (T-Bill 3 Month + 3.750%), 12/07/2023 (b)(c)(d)(e) (Cost: $3,683,000; Original Acquisition Date: 10/08/2020)	3,683,000	3,796,989
Ursa Re II 2020-1 Class D (T-Bill 3 Month + 6.250%), 12/07/2023 (b)(c)(d)(e) (Cost: $9,303,000; Original Acquisition Date: 10/08/2020)	9,303,000	9,572,322

		51,643,923

	PRINCIPAL AMOUNT	VALUE
Fire - 0.1%
SD Re 2020-1 Class A (T-Bill 3 Month + 9.750%), 07/14/2023 (b)(c)(d)(e) (Cost: $1,062,000; Original Acquisition Date: 07/02/2020)	$1,062,000	$1,064,283

Flood - 1.0%
FloodSmart Re 2019 Class A (T-Bill 3 Month + 11.830%), 03/07/2022 (b)(c)(e) (Cost: $12,114,357; Original Acquisition Date: 04/22/2020)	12,203,000	11,955,889
FloodSmart Re 2019 Class B (T-Bill 3 Month + 15.080%), 03/07/2022 (b)(c)(e) (Cost: $626,378; Original Acquisition Date: 07/17/2020)	632,000	612,408
FloodSmart Re 2020 Class A (T-Bill 3 Month + 11.580%), 02/27/2023 (b)(c)(e) (Cost: $724,437; Original Acquisition Date: 07/22/2020)	736,000	718,189
FloodSmart Re 2020 Class B (T-Bill 3 Month + 15.080%), 02/27/2023 (b)(c)(e) (Cost: $3,438,173; Original Acquisition Date: 04/28/2020)	3,500,000	3,402,175

		16,688,661

Multiperil - 8.2%
Armor Re II 2019-1 Class A (T-Bill 3 Month + 6.420%), 06/08/2022 (b)(c)(d)(e) (Cost: $5,201,517; Original Acquisition Date: 05/09/2019)	5,219,000	5,312,942
Bonanza Re 2020-1 Class A (T-Bill 3 Month + 4.870%), 02/20/2024 (b)(c)(d)(e) (Cost: $2,025,000; Original Acquisition Date: 02/13/2020)	2,025,000	2,071,778
Bowline 2018-1 Class A (T-Bill 3 Month + 4.760%), 05/23/2022 (b)(c)(d)(e) (Cost: $7,255,378; Original Acquisition Date: 05/10/2018)	7,262,000	7,348,418
Bowline Re 2019-1 Class A (T-Bill 3 Month + 4.500%), 03/20/2023 (b)(c)(d)(e) (Cost: $3,983,000; Original Acquisition Date: 03/08/2019)	3,983,000	4,065,448
Bowline Re 2019-1 Class B (T-Bill 3 Month + 8.850%), 03/20/2023 (b)(c)(d)(e) (Cost: $4,658,040; Original Acquisition Date: 03/08/2019)	4,662,000	4,774,820
Caelus Re 2018-1 Class A (T-Bill 3 Month + 0.500%), 06/09/2025 (b)(c)(d)(e) (Cost: $2,681,000; Original Acquisition Date: 05/04/2018)	2,681,000	2,037,560

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 8.2% (continued)
Caelus Re 2018-1 Class B (T-Bill 3 Month + 0.100%), 06/09/2025 (b)(c)(d)(e)(f) (Cost: $1,743,791; Original Acquisition Date: 05/04/2018)	$1,745,000	$165,775
Caelus Re 2018-1 Class C (T-Bill 3 Month + 0.100%), 06/09/2025 (b)(c)(d)(e)(f) (Cost: $3,218,000; Original Acquisition Date: 05/04/2018)	3,218,000	16,251
Caelus Re 2018-1 Class D (T-Bill 3 Month + 0.100%), 06/09/2025 (b)(c)(d)(e)(f) (Cost: $536,000; Original Acquisition Date: 05/04/2018)	536,000	2,707
Caelus Re 2020-1 Class A-1 (T-Bill 3 Month + 5.380%), 06/07/2023 (b)(c)(d)(e) (Cost: $1,107,654; Original Acquisition Date: 04/20/2020)	1,135,000	1,169,901
Caelus Re V 2017-1 Class B (T-Bill 3 Month + 0.100%), 06/05/2024 (b)(c)(d)(e)(f) (Cost: $495,300; Original Acquisition Date: 04/27/2017)	495,300	222,885
Caelus Re V 2017-1 Class C (T-Bill 3 Month + 0.100%), 06/05/2023 (b)(c)(d)(e)(f) (Cost: $3,170,000; Original Acquisition Date: 04/27/2017)	3,170,000	158,500
Caelus Re V 2017-1 Class D (T-Bill 3 Month + 0.100%), 06/05/2023 (b)(c)(d)(e)(f) (Cost: $1,400,468; Original Acquisition Date: 04/27/2017)	1,400,468	140
Easton Re 2020-1 Class A (T-Bill 3 Month + 4.000%), 01/08/2024 (b)(c)(d)(e) (Cost: $1,397,000; Original Acquisition Date: 12/15/2020)	1,397,000	1,412,786
Espada Reinsurance 2016-1 Class 20 (T-Bill 3 Month + 0.500%), 12/06/2021 (b)(c)(d)(e)(f)(h) (Cost: $274,230; Original Acquisition Date: 02/12/2016)	274,230	82,269
Herbie Re 2020-1 Class A (T-Bill 3 Month + 9.130%), 07/08/2024 (b)(c)(d)(e) (Cost: $5,101,000; Original Acquisition Date: 06/09/2020)	5,101,000	4,438,890
Kilimanjaro III Re 2019-1 Class A-1 (T-Bill 3 Month + 16.660%), 12/19/2023 (b)(c)(d)(e) (Cost: $14,282,558; Original Acquisition Date: 04/28/2020)	14,750,000	14,235,225

	PRINCIPAL AMOUNT	VALUE
Multiperil - 8.2% (continued)
Kilimanjaro III Re 2019-1 Class A-2 (T-Bill 3 Month + 16.660%), 12/19/2024 (b)(c)(d)(e) (Cost: $10,501,523; Original Acquisition Date: 04/29/2020)	$10,883,000	$10,484,138
Kilimanjaro Re 2018-1 Class A-1 (3 Month Libor USD + 13.610%), 05/06/2022 (b)(c)(d)(e) (Cost: $5,548,884; Original Acquisition Date: 04/18/2018)	5,671,000	5,640,944
Kilimanjaro Re 2018-1 Class B-1 (3 Month Libor USD + 4.940%), 05/06/2022 (b)(c)(d)(e) (Cost: $5,385,878; Original Acquisition Date: 04/18/2018)	5,389,000	5,463,638
Kilimanjaro Re 2018-2 Class A-2 (3 Month Libor USD + 13.610%), 05/05/2023 (b)(c)(d)(e) (Cost: $2,573,673; Original Acquisition Date: 04/18/2018)	2,660,000	2,625,154
Kilimanjaro Re 2018-2 Class B-2 (3 Month Libor USD + 4.940%), 05/05/2023 (b)(c)(d)(e) (Cost: $4,945,000; Original Acquisition Date: 04/18/2018)	4,945,000	5,010,521
Long Point Re III 2018-1 Class A (T-Bill 3 Month + 2.750%), 06/01/2022 (b)(c)(d)(e) (Cost: $6,050,982; Original Acquisition Date: 10/04/2018)	6,054,000	6,083,967
MetroCat Re 2020-1 Class A (T-Bill 3 Month + 5.500%), 05/08/2023 (b)(c)(e) (Cost: $2,489,446; Original Acquisition Date: 05/06/2020)	2,467,000	2,530,155
Mona Lisa Re 2020-1 Class A (T-Bill 3 Month + 7.500%), 01/09/2023 (b)(c)(e) (Cost: $3,960,536; Original Acquisition Date: 03/20/2020)	4,000,000	4,067,800
Mystic Re IV 2021-1 Class A (T-Bill 3 Month + 9.000%), 01/08/2024 (b)(c)(d)(e) (Cost: $1,862,000; Original Acquisition Date: 12/15/2020)	1,862,000	1,914,136
Residential Re 2016-I Class 10 (T-Bill 3 Month + 0.500%), 12/06/2021 (b)(c)(d)(e)(f) (Cost: $1,353,174; Original Acquisition Date: 04/28/2016)	1,353,174	33,830
Residential Re 2017-II Class 2 (T-Bill 3 Month + 12.820%), 12/02/2021 (b)(c)(d)(e) (Cost: $985,717; Original Acquisition Date: 05/27/2020)	989,000	982,522

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 8.2% (continued)
Residential Re 2018-I Class 13 (T-Bill 3 Month + 3.460%), 06/06/2022 (b)(c)(d)(e) (Cost: $7,348,797; Original Acquisition Date: 04/30/2018)	$7,353,000	$7,384,618
Residential Re 2019-I Class 12 (T-Bill 3 Month + 8.680%), 06/06/2023 (b)(c)(d)(e) (Cost: $505,000; Original Acquisition Date: 05/08/2019)	505,000	485,381
Residential Re 2019-I Class 13 (T-Bill 3 Month + 4.650%), 06/06/2023 (b)(c)(d)(e) (Cost: $1,083,906; Original Acquisition Date: 05/08/2019)	1,088,000	1,091,046
Residential Re 2019-II Class 2 (T-Bill 3 Month + 12.230%), 12/06/2023 (b)(c)(d)(e) (Cost: $1,294,000; Original Acquisition Date: 11/05/2019)	1,294,000	1,293,547
Residential Re 2020-I Class 13 (T-Bill 3 Month + 5.500%), 06/06/2024 (b)(c)(d)(e) (Cost: $1,759,000; Original Acquisition Date: 05/27/2020)	1,759,000	1,778,261
Residential Re 2020-II Class 1 2.428%, 12/06/2021 (b)(d)(e)(g)(h) (Cost: $570,719; Original Acquisition Date: 10/30/2020)	586,000	506,890
Residential Re 2020-II Class 3 (T-Bill 3 Month + 8.240%), 12/06/2024 (b)(c)(d)(e) (Cost: $586,000; Original Acquisition Date: 10/30/2020)	586,000	592,212
Residential Re 2020-II Class 4 (T-Bill 3 Month + 6.510%), 12/06/2024 (b)(c)(e) (Cost: $1,269,000; Original Acquisition Date: 10/30/2020)	1,269,000	1,300,408
Sanders Re 2017-1 Class A (6 Month Libor USD + 2.930%), 12/06/2021 (b)(c)(d)(e) (Cost: $4,568,656; Original Acquisition Date: 03/01/2019)	4,573,000	4,569,570
Sanders Re 2018-1 Class A (T-Bill 3 Month + 5.500%), 04/07/2022 (b)(c)(d)(e) (Cost: $15,044,404; Original Acquisition Date: 03/23/2018)	15,079,000	12,289,385
Sanders Re II 2020-1 Class A (3 Month Libor USD + 4.360%), 04/07/2024 (b)(c)(d)(e) (Cost: $2,689,000; Original Acquisition Date: 03/18/2020)	2,689,000	2,759,855
Stratosphere Re 2020-1 Class A (T-Bill 3 Month + 2.750%), 02/07/2023 (b)(c)(d)(e) (Cost: $565,172; Original Acquisition Date: 04/20/2020)	568,000	572,402

	PRINCIPAL AMOUNT	VALUE
Multiperil - 8.2% (continued)
Tailwind Re 2017-1 Class A (T-Bill 3 Month + 7.650%), 01/08/2022 (b)(c)(d)(e) (Cost: $1,940,849; Original Acquisition Date: 10/14/2020)	$1,936,000	$1,937,839
Tailwind Re 2017-1 Class B (T-Bill 3 Month + 9.460%), 01/08/2022 (b)(c)(d)(e) (Cost: $3,746,033; Original Acquisition Date: 06/11/2019)	3,743,000	3,749,925
Tailwind Re 2017-1 Class C (T-Bill 3 Month + 11.550%), 01/08/2022 (b)(c)(d)(e) (Cost: $3,025,589; Original Acquisition Date: 05/12/2020)	3,027,000	3,051,367

		135,715,806

Windstorm - 3.4%
Alamo Re 2019-1 Class A (T-Bill 3 Month + 5.040%), 06/08/2022 (b)(c)(d)(e) (Cost: $2,792,000; Original Acquisition Date: 05/21/2019)	2,792,000	2,834,578
Alamo Re 2020-1 Class A (T-Bill 3 Month + 5.460%), 06/08/2023 (b)(c)(d)(e) (Cost: $12,320,000; Original Acquisition Date: 05/29/2020)	12,320,000	12,936,000
Blue Halo Re 2020-1 Class A (T-Bill 3 Month + 13.250%), 06/28/2023 (b)(c)(d)(e) (Cost: $3,616,000; Original Acquisition Date: 06/16/2020)	3,616,000	3,854,114
Bonanza Re 2020-2 Class A (T-Bill 3 Month + 4.750%), 12/23/2024 (b)(c)(d)(e) (Cost: $1,490,000; Original Acquisition Date: 12/15/2020)	1,490,000	1,512,201
Cape Lookout Re 2019-1 Class A (T-Bill 3 Month + 4.150%), 02/25/2022 (b)(c)(d)(e) (Cost: $13,604,874; Original Acquisition Date: 02/11/2019)	13,609,000	13,663,436
Cape Lookout Re 2019-2 Class A (T-Bill 3 Month + 6.230%), 05/09/2022 (b)(c)(d)(e) (Cost: $2,560,000; Original Acquisition Date: 06/14/2019)	2,560,000	2,601,984
Citrus Re 2017-1 Class A (6 Month Libor USD + 5.310%), 03/20/2023 (b)(c)(d)(e)(f)(i) (Cost: $429,725; Original Acquisition Date: 03/06/2017)	429,725	200,982
Everglades II 2020-2 A (T-Bill 3 Month + 6.450%), 05/04/2023 (b)(c)(d)(e) (Cost: $1,649,000; Original Acquisition Date: 05/21/2020)	1,649,000	1,709,601

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Windstorm - 3.4% (continued)
First Coast Re 2019-1 Class A (T-Bill 3 Month + 5.660%), 06/07/2023 (b)(c)(d)(e) (Cost: $506,000; Original Acquisition Date: 05/16/2019)	$506,000	$517,613
Integrity Re 2020-1 Class A (3 Month Libor USD + 7.493%), 04/12/2023 (b)(c)(e) (Cost: $2,061,000; Original Acquisition Date: 03/18/2020)	2,061,000	2,146,119
Manatee Re III 2019-1 Class B (T-Bill 3 Month + 9.820%), 06/07/2022 (b)(c)(d)(e)(f) (Cost: $507,000; Original Acquisition Date: 05/23/2019)	507,000	11,382
Matterhorn Re Ltd 2020-1 Class B (T-Bill 3 Month + 7.500%), 12/07/2021 (b)(c)(d)(e) (Cost: $6,097,307; Original Acquisition Date: 03/12/2020)	6,108,000	6,125,713
Matterhorn Re Ltd 2020-2 Class B (T-Bill 3 Month + 6.250%), 12/07/2021 (b)(c)(d)(e) (Cost: $4,346,481; Original Acquisition Date: 07/07/2020)	4,347,000	4,354,390
Matterhorn Re Ltd 2020-4 Class A (T-Bill 3 Month + 10.000%), 12/07/2021 (b)(c)(d)(e) (Cost: $1,065,000; Original Acquisition Date: 06/25/2020)	1,065,000	1,068,408
Matterhorn Re Ltd 2020-4 Class B 0.543%, 12/07/2021 (b)(d)(e)(g) (Cost: $3,897,261; Original Acquisition Date: 06/25/2020)	3,928,000	3,900,111

		57,436,632

		262,549,305

TOTAL EVENT LINKED BONDS (Cost $357,863,979)		346,319,093

QUOTA SHARES AND OTHER REINSURANCE-RELATED SECURITIES - 68.8%
PARTICIPATION NOTES - 2.3%
Global - 2.3%
Multiperil - 2.3%
Alturas Re 2019-1 Class A 03/10/2023 (b)(d)(e)(f) (Cost: $20,001; Original Acquisition Date: 12/20/2018)	20,001	—
Alturas Re 2020-1 Class B 03/10/2023 (b)(d)(e)(f)(h)(i) (Cost: $2,137,831; Original Acquisition Date: 12/27/2019)	2,137,831	296,413
Eden Re II 2018-1 Class A 03/22/2022 (b)(d)(e)(f)(i) (Cost: $18,527; Original Acquisition Date: 12/15/2017)	18,527	90,979

	PRINCIPAL AMOUNT	VALUE
Multiperil - 2.3% (continued)
Eden Re II 2018-1 Class B 03/22/2022 (b)(d)(e)(f)(i) (Cost: $91,003; Original Acquisition Date: 12/27/2017)	$91,003	$1,221,929
Eden Re II 2019-1 Class B 03/22/2023 (b)(d)(e)(f)(i) (Cost: $70,358; Original Acquisition Date: 12/19/2018)	70,357	2,275,441
Eden Re II 2020-1 Class B 03/22/2024 (b)(d)(e)(f)(h)(i) (Cost: $5,000,000; Original Acquisition Date: 12/26/2019)	5,000,000	2,451,161
Eden Re II 2021-1 Class B 03/21/2025 (b)(d)(e)(f)(h)(i) (Cost: $22,500,000; Original Acquisition Date: 12/21/2020)	22,500,000	20,934,224
Limestone Re 2018-1 A 03/01/2022 (b)(d)(e)(f) (Cost: $1,008; Original Acquisition Date: 06/20/2018)	1,008	—
Limestone Re 2019-1 B 09/09/2022 (b)(d)(e)(f)(i) (Cost: $48,023; Original Acquisition Date: 12/24/2018)	48,023	23,024
Limestone Re 2019-2 B 03/01/2023 (b)(d)(e)(f)(h)(i) (Cost: $70,009; Original Acquisition Date: 06/25/2019)	70,009	314,505
Limestone Re 2020-1 A 03/01/2024 (b)(d)(e)(f)(h)(i) (Cost: $32,083; Original Acquisition Date: 02/19/2021)	32,083	387,890
Sector Re V Series 10 Class A 03/01/2025 (b)(e)(f) (Cost: $10,650; Original Acquisition Date: 04/24/2020)	10,650	684,402
Sector Re V Series 10 Class B 03/01/2025 (b)(e)(f) (Cost: $11,358; Original Acquisition Date: 04/24/2020)	11,358	729,906
Sector Re V Series 9 Class A 03/01/2023 (b)(e)(f)(h) (Cost: $4,555,411; Original Acquisition Date: 04/24/2019)	4,561,699	2,971,628
Sector Re V Series 9 Class B 03/01/2023 (b)(e)(f)(h) (Cost: $2,545,542; Original Acquisition Date: 04/24/2019)	2,549,056	1,660,532
Sector Re V Series 9 Class D 12/01/2024 (b)(e)(f)(h) (Cost: $318,867; Original Acquisition Date: 12/10/2019)	319,973	916,877
Sector Re V Series 9 Class G 03/01/2023 (b)(e)(f) (Cost: $23,706; Original Acquisition Date: 04/24/2019)	23,759	447,056

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 2.3% (continued)
Sussex Re 2020-A 12/31/2022 (e)(f)(i) (Cost: $0; Original Acquisition Date: 01/22/2020)	$—	$251,808
Sussex Re 2021-A 12/31/2022 (b)(e)(f)(h)(i) (Cost: $2,471,645; Original Acquisition Date: 12/29/2020)	2,471,645	2,431,036
Versutus 2018 A-5 12/31/2021 (b)(e)(f)(h) (Cost: $27,668; Original Acquisition Date: 12/15/2017)	27,668	—
Versutus 2019-B 12/31/2022 (b)(e)(f) (Cost: $2,171,304; Original Acquisition Date: 12/21/2018)	2,171,304	—

TOTAL PARTICIPATION NOTES (Cost $42,124,994)		38,088,811

	SHARES	VALUE
PREFERENCE SHARES - 65.7%
Global - 65.5%
Marine/Energy - 0.0% (a)
Kauai (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $25,453,436; Original Acquisition Date: 01/07/2016)	51,394	76,662

Multiperil - 65.5%
Altiplano (Mt. Logan Re) (b)(e)(f)(h) (Cost: $33,500,000; Original Acquisition Date: 06/01/2018)	33,500	17,158,409
Arenal (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $47,236,033; Original Acquisition Date: 05/07/2015)	165,450	28,504,000
Baldwin (Horseshoe Re) (b)(e)(f)(h) (Cost: $36,646,999; Original Acquisition Date: 01/04/2018)	1,328,746	—
Biscayne (Artex Segregated Account Company) (b)(e)(f) (Cost: $0; Original Acquisition Date: 04/30/2014)	46,979	—
Bowery (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $89,892,055; Original Acquisition Date: 09/29/2017)	200,075	59,636,446
Brighton (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $67,816,739; Original Acquisition Date: 06/12/2020)	1,022,526	67,827,346
Cardinal Re 2015-1 (b)(e)(f)(h)(i) (Cost: $24,205,694; Original Acquisition Date: 12/30/2015)	149	16,505,909
Carlsbad 2 (Artex Segregated Account Company) (b)(e)(f)(i) (Cost: $0; Original Acquisition Date: 04/28/2014)	190,319	97,693

	SHARES	VALUE
Multiperil - 65.5% (continued)
Cumberland (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $29,918,817; Original Acquisition Date: 04/10/2015)	28,898	$6,848,858
Cypress (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $19,143,689; Original Acquisition Date: 05/31/2017)	125,090,500	14,894,776
Emerald Lake (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $43,171,420; Original Acquisition Date: 12/16/2015)	504,899	10,775,236
Florblanca (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $26,480,971; Original Acquisition Date: 12/29/2016)	77,550	22,792,485
Freeport (Horseshoe Re) (b)(e)(f) (Cost: $28,415,786; Original Acquisition Date: 04/04/2018)	750,718	—
Harambee Re 2018 (b)(e)(f)(i) (Cost: $0; Original Acquisition Date: 12/15/2017)	2,492	63,716
Harambee Re 2019 (b)(e)(f)(i) (Cost: $36,970; Original Acquisition Date: 12/21/2018)	41,239	111,617
Hatteras (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $79,779,874; Original Acquisition Date: 12/30/2014)	77,632	61,420,524
Hudson Charles (Mt. Logan Re) (b)(e)(f)(h) (Cost: $18,086,141; Original Acquisition Date: 01/13/2017)	18,086	11,299,291
Hudson Charles 2 (Mt. Logan Re) (b)(e)(f)(h) (Cost: $19,105,594; Original Acquisition Date: 03/31/2017)	19,106	11,333,862
Hudson Paul (Mt. Logan Re) (b)(e)(f)(h) (Cost: $16,875,000; Original Acquisition Date: 01/02/2014)	16,875	12,786,403
Hudson Paul 3 (Mt. Logan Re) (b)(e)(f)(h) (Cost: $21,093,800; Original Acquisition Date: 03/31/2017)	21,094	15,384,061
Hudson Paul 4 (Mt. Logan Re) (b)(e)(f)(h) (Cost: $1,575,000; Original Acquisition Date: 02/07/2018)	1,575	1,224,394
Iseo (Artex Segregated Account Company) (b)(e)(f) (Cost: $0; Original Acquisition Date: 09/08/2017)	183,543	—
Kensington (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $43,104,779; Original Acquisition Date: 08/16/2018)	954,585	58,015,320

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	VALUE
Multiperil - 65.5% (continued)
Latigo (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $43,767,718; Original Acquisition Date: 01/06/2014)	473	$34,007,097
Lorimer (Horseshoe Re) (b)(e)(f)(i) (Cost: $0; Original Acquisition Date: 01/03/2019)	501,528	152,105
LRe 2019 (Lorenz Re Ltd.) (b)(e)(f)(h)(i) (Cost: $1,767,500; Original Acquisition Date: 07/30/2019)	17,917	1,324,963
Mackinac (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $11,173,894; Original Acquisition Date: 01/09/2018)	55,584	20,562,822
Madison (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $42,403,124; Original Acquisition Date: 12/12/2016)	97,141	24,885,323
Mohonk (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $77,159,598; Original Acquisition Date: 03/24/2016)	103	75,167,600
Mulholland (Artex Segregated Account Company) (b)(e)(f)(h) (Cost: $12,372,687; Original Acquisition Date: 12/26/2013)	114	—
Pelham (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $21,129,518; Original Acquisition Date: 01/02/2018)	264,553	3,849,462
Peregrine LCA (b)(e)(f)(h)(i) (Cost: $88,342,563; Original Acquisition Date: 12/27/2016)	12,839,275	85,975,072
Rondout (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $131,040,693; Original Acquisition Date: 06/19/2014)	136,709	106,195,227
Sheepshead (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $63,653,248; Original Acquisition Date: 06/12/2020)	969,034	64,269,965
Skytop (Artex Segregated Account Company) (b)(e)(f) (Cost: $0; Original Acquisition Date: 01/09/2014)	210	—
SR0001 (Horseshoe Re) (b)(e)(f)(h) (Cost: $0; Original Acquisition Date: 07/10/2015)	1,757	—
St. Kevins (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $24,931,474; Original Acquisition Date: 12/29/2016)	42,944	3,785,464
Sugarloaf (Artex Segregated Account Company) (b)(e)(f)(h) (Cost: $2,262,381; Original Acquisition Date: 01/12/2016)	19,288	—

	SHARES	VALUE
Multiperil - 65.5% (continued)
Sussex Designated Investment Series (b)(e)(f)(h)(i) (Cost: $2,347,603; Original Acquisition Date: 01/22/2019)	4,790	$139,360
Sussex Designated Investment Series Dec 19 (b)(e)(f)(i) (Cost: $0; Original Acquisition Date: 01/24/2020)	3,895	99,286
Sussex Designated Investment Series May 2019 (b)(e)(f)(h)(i) (Cost: $564,313; Original Acquisition Date: 06/20/2019)	1,378	217,312
Sutton (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $32,337,251; Original Acquisition Date: 03/24/2017)	42,693	1,078,775
Thopas Re 2018 (b)(e)(f)(h)(i) (Cost: $3,304,180; Original Acquisition Date: 12/08/2017)	81,287	510,179
Thopas Re 2019 (b)(e)(f)(h)(i) (Cost: $195,518; Original Acquisition Date: 12/21/2018)	4,812	499,428
Turing Re 2017-1 (b)(e)(f)(h) (Cost: $17,970,179; Original Acquisition Date: 05/23/2017)	400,000	—
Twin Lakes (Artex Segregated Account Company) (b)(e)(f)(i) (Cost: $0; Original Acquisition Date: 01/04/2016)	86,107	1,572,709
Viribus Re 2018 (b)(e)(f) (Cost: $0; Original Acquisition Date: 12/22/2017)	1,416,046	—
Viribus Re 2019 (b)(e)(f)(h)(i) (Cost: $617,030; Original Acquisition Date: 12/26/2018)	601,833	37,781
Windsor (Horseshoe Re) (b)(e)(f)(i) (Cost: $0; Original Acquisition Date: 12/29/2017)	1,230,204	11,173,528
Woodside (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $67,491,430; Original Acquisition Date: 06/12/2020)	1,012,875	67,209,793
Yellowstone (Artex Segregated Account Company) (b)(e)(f)(h) (Cost: $0; Original Acquisition Date: 01/08/2014)	100	—
Yoho (Artex Segregated Account Company) (b)(e)(f)(i) (Cost: $75,422,233; Original Acquisition Date: 05/17/2016)	357,363	34,448,184
Yorkville (Artex Segregated Account Company) (b)(e)(f)(h)(i) (Cost: $130,097,000; Original Acquisition Date: 05/31/2019)	143,394	133,109,841

		1,086,951,622

		1,087,028,284

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Schedule of Investments	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	VALUE
United States - 0.2%
Multiperil - 0.0%
SR0005 (Horseshoe Re) (b)(e)(f) (Cost: $6,360,627; Original Acquisition Date: 04/15/2016)	6,966,774	$—

Windstorm - 0.2%
Riverdale (Horseshoe Re) (b)(e)(f)(h)(i) (Cost: $12,157,219; Original Acquisition Date: 06/10/2020)	251,610	3,723,399
SR0006 (Horseshoe Re) (b)(e)(f)(h) (Cost: $2,470,449; Original Acquisition Date: 08/09/2016)	39,381,541	—

		3,723,399

		3,723,399

TOTAL PREFERENCE SHARES (Cost $1,542,878,227)		1,090,751,683

PRIVATE FUND UNITS - 0.8%
Global - 0.8%
Multiperil - 0.8%
Aeolus Property Catastrophe J17 Keystone Fund (b)(e)(f)(h)(i) (Cost: $7,965,110; Original Acquisition Date: 01/20/2017)	9,105	4,132,205
Aeolus Property Catastrophe J18 Keystone Fund (b)(e)(f)(h)(i) (Cost: $2,512,999; Original Acquisition Date: 02/20/2018)	2,511	4,966,907
Aeolus Property Catastrophe J19 Keystone Fund (b)(e)(f)(h)(i) (Cost: $63,124; Original Acquisition Date: 01/14/2019)	63	236,531
Aeolus Property Catastrophe MY17 Keystone Fund (b)(e)(f)(h)(i) (Cost: $5,588,874; Original Acquisition Date: 07/06/2017)	5,589	903,759
Aeolus Property Catastrophe MY18 Keystone Fund (b)(e)(f)(h)(i) (Cost: $3,105,726; Original Acquisition Date: 07/17/2018)	3,106	2,759,248

TOTAL PRIVATE FUND UNITS (Cost $19,235,833)		12,998,650

TOTAL QUOTA SHARES AND OTHER REINSURANCE-RELATED SECURITIES (Cost $1,604,239,054)		1,141,839,144

LIMITED LIABILITY PARTNERSHIP - 0.0%
Operating Companies - 0.0%
Global - 0.0%
Multiperil - 0.0%
Point Dume LLP (f)(h)(i)(j)		—

TOTAL LIMITED LIABILITY PARTNERSHIP (Cost $45,890,464)		—

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 5.3%
Money Market Fund - 5.3%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.01% (k)	$43,832,291	$43,832,291
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.03% (k)	43,832,293	43,832,293
First American Government Obligations Fund - Class Z - 0.03% (k)	3	3
First American Treasury Obligations Fund - Class Z - 0.01% (k)	2	2
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.01% (k)	2	2

TOTAL SHORT-TERM INVESTMENTS (Cost $87,664,591)		87,664,591

TOTAL INVESTMENTS (Cost $2,095,658,088) - 95.0%		1,575,822,828

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%		82,857,807

TOTAL NET ASSETS - 100.0%		$1,658,680,635

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Rounds to zero.
(b)

Foreign issued security. Total foreign securities by country of domicile are $1,487,906,429. Foreign concentration is as follows: Bermuda: 85.8%, Cayman Islands: 1.5%, Singapore: 1.0%, Ireland: 0.6%, Supranational: 0.5%, and Great Britain: 0.3%.

(c)

Variable rate security. Reference rates as of October 31, 2021 are as follows: 3 Month Euribor -0.56%, 3 Month Libor 0.14%, T-Bill 3 Month 0.05%, and 6 Month Libor 0.21%. Actual reference rates may vary based on the reset date of the security.

(d)

Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2021 was $347,581,516, which represented 21.0% of net assets.

(e)	Security is restricted as to resale.
(f)	Value determined using significant unobservable inputs.
(g)	Zero-coupon bond. The rate shown is the yield to maturity based upon original cost which may differ from current cost due to returns of capital received.
(h)	Non-income producing security.
(i)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $1,065,443,305, which represents 64.2% of net assets.
(j)

The partnership is a member of the Lloyd’s of London marketplace through which it may generate profits from participations in the insurance or reinsurance of activities of certain underwriters. Members are required to post collateral for potential losses, which is in the form of a trust deed and is included on the Consolidated Statement of Assets and Liabilities.

(k)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Statement of Assets and Liabilities	as of October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

ASSETS:
Investments, at fair value(1)	$1,575,822,828
Foreign currencies at custodian, at value(2)	16,651
Receivable for fund shares sold	233,197
Receivable for investment securities sold	1,741,688
Interest receivable	2,609,739
Collateral held for LLP(3)	82,374,846
Other assets	92,774

Total assets	1,662,891,723

LIABILITIES:
Payable to Adviser	2,817,104
Payable for Chief Compliance Officer compensation	4,856
Payable to Trustees	61,725
Accrued service fees	70,427
Accrued distribution and servicing fees	70,427
Accrued accounting fees	417,637
Accrued audit fees	244,213
Payable to Custodian	49,953
Other accrued expenses	474,746

Total liabilities	4,211,088

Total net assets	$1,658,680,635

NET ASSETS CONSIST OF:
Capital stock	$2,939,348,715
Total distributable losses	(1,280,668,080)

Total net assets	$1,658,680,635

Net Assets	$1,658,680,635
Shares outstanding	43,857,763
Net asset value, offering and redemption price per share	$37.82

(1) Cost of Investments	$2,095,658,088
(2) Cost of Foreign Currencies	17,081

(3)  Represents cash pledged as collateral for Point Dume LLP. The cash pledged as collateral is restricted as to withdrawal or use under the terms of a contractual agreement. Collateral is held at custodian.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Statement of Operations	For the Year Ended October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

INVESTMENT INCOME:
Dividend income	$44,087,746
Interest income	36,910,509

Total investment income	80,998,255

EXPENSES:
Advisory fees (See Note 4)	43,739,071
Fund accounting and administration fees	2,209,799
Distribution and service fees	1,139,671
Service fees	1,139,671
Transfer agency fees and expenses	817,502
Audit and tax related fees	366,527
Legal fees	272,149
Trustees fees and expenses	266,040
Custody fees	157,227
Interest expense	150,241
Federal and state registration fees	56,523
Chief Compliance Officer compensation	56,056
Other expenses	1,300,289

Total expenses	51,670,766

Net investment income	29,327,489

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(62,066,109)
Foreign currency	(2,639)
Swap contracts	255,556
Net change in unrealized appreciation (depreciation) on:
Investments	(65,998,748)
Foreign currency	25
Swap contracts	2,452,778

Net realized and unrealized loss	(125,359,137)

Net decrease in net assets resulting from operations	$(96,031,648)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020

OPERATIONS:
Net investment income	$29,327,489	$17,798,937
Net realized gain (loss) on:
Investments	(62,066,109)	(166,816,704)
Foreign currency	(2,639)	217,838
Swap contracts	255,556	1,016,667
Net change in unrealized appreciation (depreciation) on:
Investments	(65,998,748)	119,079,200
Foreign currency	25	(8,646)
Swap contracts	2,452,778	(2,500,000)
Net decrease in net assets resulting from operations	(96,031,648)	(31,212,708)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(63,000,001)	(53,642,845)
Total distributions	(63,000,001)	(53,642,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	148,152,261	130,146,577
Proceeds from shares issued to holders in reinvestment of dividends	43,114,865	40,960,013
Cost of shares redeemed	(1,192,153,614)	(1,882,450,554)
Net decrease in net assets from capital share transactions	(1,000,886,488)	(1,711,343,964)
Total decrease in net assets	(1,159,918,137)	(1,796,199,517)

NET ASSETS:
Beginning of year	2,818,598,772	4,614,798,289

End of year	$1,658,680,635	$2,818,598,772

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Statement of Cash Flows	For Year Ended October 31, 2021

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(96,031,648)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain	125,356,523
Amortization and accretion of premium & discount	(3,063,811)
Changes in assets and liabilities:
Foreign currencies	75,761
Interest receivable	1,621,980
Payable to Adviser	(1,951,224)
Payable to Custodian	(27,939)
Payable to Trustees	(11,529)
Accrued distribution and servicing fees	(48,781)
Accrued service fees	(48,781)
Payable for Chief Compliance Officer compensation	(144)
Accrued accounting fees	(38,022)
Accrued audit fees	23,169
Other accrued expenses	(701,224)
Other assets	15,241
Purchases of investments	(53,843,645)
Proceeds from sale of investments	1,049,833,129
Net purchases and sales of short-term investments	(1,812,693)
Net cash provided by operating activities	1,019,346,362

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	148,520,248
Payment on shares redeemed	(1,192,153,614)
Cash distributions to shareholders	(19,885,136)
Loan withdrawals	168,500,000
Loan paydowns	(168,500,000)
Net cash used in financing activities	(1,063,518,502)
Net decrease in cash and restricted cash	(44,172,140)
Cash and restricted cash, beginning of year	126,546,986
Cash and restricted cash, end of year	$82,374,846

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$43,114,865
Cash paid for interest on loans outstanding	$150,241

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

Consolidated Financial Highlights

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020(1)	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017

Per Share Data:
Net asset value, beginning of period	$40.84	$41.15	$45.90	$45.90	$53.55
Income (loss) from investment operations
Net investment income (loss)(2)	0.54	0.21	— (3)	(0.05)	1.95
Net realized and unrealized gains (losses)	(2.59)	0.04 (4)	(3.80)	0.10	(6.50)

Total from investment operations	(2.05)	0.25	(3.80)	0.05	(4.55)

Less distributions to shareholders
Dividends from net realized gains	—	—	—	(0.05)	—
Dividends from net investment income	(0.97)	(0.56)	(0.95)	—	(3.10)

Total distributions	(0.97)	(0.56)	(0.95)	(0.05)	(3.10)

Net asset value, end of period	$37.82	$40.84	$41.15	$45.90	$45.90

Total return(5)	(5.18)%	0.67%	(8.30)%	0.10%	(9.00)%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$1,658,681	$2,818,599	$4,614,798	$5,975,742	$5,017,536
Ratio of expenses to average net assets	2.36%	2.35%	2.24%	2.27%	2.26%
Ratio of net investment income (loss) to average net assets	1.34%	0.52%	(0.01)%	(0.12)%	3.87%
Portfolio turnover rate	1.49%	32.67%	16.11%	15.45%	28.91%

(1)	Effective July 31, 2020, the Fund effected a 1:5 reverse stock split. All historical per share information has been retroactively adjusted to reflect the 1:5 reverse stock split.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Rounds to zero.
(4)	The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Consolidated Statement of Changes in Net Assets due to the timing of capital share transactions and fluctuating market values.
(5)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered diversified closed-end management investment company issuing shares. As of October 31, 2021, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no repurchase fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund will repurchase additional shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. In addition, if a repurchase offer is oversubscribed, the Fund will repurchase additional shares that are tendered by (i) a trust that funds a tax-qualified defined benefit plan that has terminated or that the sponsor or governing body of such plan has voted to terminate or (ii) a limited liability company that is owned by one or more such trusts (the “Defined Benefit Plan Offer”). A “tax-qualified defined benefit plan” means a defined benefit plan that is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (for example, a corporate defined benefit pension plan or a defined benefit Keogh plan). It does not include, among other things, any defined contribution plan, 401(k) plan or individual retirement account (IRA). If the Defined Benefit Plan Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the shares tendered in an Estate Offer or a Defined Benefit Plan Offer. If the Fund repurchases any shares pursuant to an Estate Offer or a Defined Benefit Plan Offer, this will not affect the number of shares that it repurchases from other shareholders in the quarterly repurchase offers. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund pursues its investment objective primarily by investing in reinsurance-related securities, including event-linked bonds, preference shares, participation notes or private fund units issued in connection with quota shares (“Quota Share Notes”), and, to a lesser extent, preference shares, participation notes or private fund units issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares, participation notes or private fund units issued in connection with industry loss warranties (“ILW Notes”) event-linked swaps and equity securities (publicly or privately offered) or the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).

The consolidated financial statements include the accounts of Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd and Point Dume Holdings Ltd (each a “Subsidiary”), each of which is a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. Each Subsidiary acts as an investment vehicle in order to invest in derivative or insurance-related instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2021, the Subsidiaries’ combined net assets were $82,374,856, which represented 5.0% of the Fund’s net assets.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation and Fair Value Measurement. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures, including fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used to value the security. The Fund typically utilizes an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Non-prime money market funds and cash sweep programs are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in investment companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

There were transfers between Level 2 and Level 3 during the reporting period. The transfers from Level 2 to Level 3 occurred because there were no longer observable market data for these securities for the year ended October 31, 2021. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2021:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
Europe	$—	$372,545	$—	$372,545
Global(1)	—	63,873,105	—	63,873,105
Japan	—	11,627,598	—	11,627,598
Mexico	—	7,896,540	—	7,896,540
United States	—	261,654,584	894,721	262,549,305
Total Event-Linked Bonds	—	345,424,372	894,721	346,319,093
Participation Notes(1)(2)	—	—	38,088,811	38,088,811
Preference Shares
Global(1)	—	—	1,087,028,284	1,087,028,284
United States(1)	—	—	3,723,399	3,723,399
Total Preference Shares	—	—	1,090,751,683	1,090,751,683
Private Fund Units(2)	—	—	12,998,650	12,998,650
Limited Liability Partnership(1)(2)	—	—	—	—
Money Market Funds	87,664,591	—	—	87,664,591

Total Assets	$87,664,591	$345,424,372	$1,142,733,865	$1,575,822,828

(1)	Includes Level 3 investment with a value of zero.
(2)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2021:

	EVENT-LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	PRIVATE FUND UNITS	LIMITED LIABILITY PARTNERSHIP	SWAP CONTRACTS
Beginning Balance—November 1, 2020	$9,931,444	$121,928,384	$1,855,362,126	$36,808,857	$—	$(2,452,778)
Acquisitions	—	25,289,697	—	—	—	—
Dispositions	(7,068,607)	(88,409,833)	(214,712,744)	(27,685,671)	(5,400,709)	(255,556)
Realized gain (loss)	(5,465,556)	(2,673,139)	(31,757,879)	(636,928)	—	255,556
Return of capital	—	(8,635,502)	(456,628,175)	—	—	—
Change in unrealized appreciation/ (depreciation)	3,078,440	(9,410,796)	(61,511,645)	4,512,392	5,400,709	2,452,778
Transfers in/(out) of Level 3	419,000	—	—	—	—	—
Ending Balance—October 31, 2021	$894,721	$38,088,811	$1,090,751,683	$12,998,650	$—	$—

As of October 31, 2021, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $(3,118,551) for Event-Linked Bonds, $(11,398,989) for Participation Notes, $(89,765,367) for Preference Shares, $4,512,391 for Private Fund Units, $5,400,709 for Limited Liability Partnerships, and $0 for Swap Contracts.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes, preference shares, and private fund units are monitored daily for significant events that could affect the value of the instruments.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

The following table summarizes the significant quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2021.

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/21	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE(1)
Participation Notes	Financial Services	$30,678,410	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$10.8MM $0.2MM-$11.6MM	$ $	4.6MM 4.6MM

Preference Shares	Financial Services	$1,021,565,263	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$154.4MM $0.0MM-$228.5MM	$ $	32.1MM 34.5MM

Private Fund Units	Financial Services	$12,998,650	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$2.0MM-$67.0MM $9.4MM-$27.0MM	$ $	36.3MM 20.7MM

Limited Liability Partnership	Financial Services	$—	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.0MM-$72.7MM $0.0MM-$83.1MM	$ $	45.1MM 51.6MM

(1)	Weighed by relative fair value.

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were fair valued by the Adviser Valuation Committee or priced using an indicative bid and have a value equal to $894,721 for Event-Linked Bonds, $7,410,401 for Participation Notes, $69,186,420 for Preference Shares and $0 for Private Fund Units.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2021. The use of derivatives included swap contracts.

Futures Contracts — The Fund may purchase and sell futures contracts. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund did not hold futures contracts during the year ended October 31, 2021.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund may write put and call options to earn premium income, but the Fund did not write call or put options during the year ended October 31, 2021. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during or at the expiration of the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during or at the expiration of the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during or at the expiration of the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

Excess Mortality Swaps — The Fund entered into excess mortality swaps in order to gain exposure to reinsurance-related risks tied to population mortality experience. In an excess mortality swap, the protection buyer pays periodic premiums in exchange for a potential payment from the seller of protection if the specified mortality index exceeds a set value during an agreed upon period. During the year ended October 31, 2021, the average notional amount of excess mortality swaps was $23,076,923 for contracts in which the Fund sold protection and is collateralized by event-linked bonds. As of October 31, 2021, the fund has no exposure to excess mortality swaps.

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for year ended October 31, 2021.

AMOUNT OF REALIZED GAIN ON DERIVATIVES TRANSACTIONS
	SWAP CONTRACTS	TOTAL
Excess mortality contracts	$255,556	$255,556

	$255,556	$255,556

CHANGE IN UNREALIZED APPRECIATION ON DERIVATIVES TRANSACTIONS
	SWAP CONTRACTS	TOTAL
Excess mortality contracts	2,452,778	2,452,778

	$2,452,778	$2,452,778

(b) Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities. Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities”, specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

Derivative Association agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2021, the Fund is not subject to any Master Netting Arrangements.

(d) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes. The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes. Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes. Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

(i) ILW Notes. ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders. The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions. The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist partially of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

(l) Other. Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(m) Restricted Securities. The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

(n) COVID-19. The COVID-19 pandemic, which began in December 2019 and has spread worldwide, has caused many governments to implement measures to slow the spread of the outbreak through quarantines, travel restrictions, heightened border scrutiny, vaccine requirements and other measures. The outbreak, along with more recent COVID-19 variants, and government measures taken in response have also had a significant impact, both directly and indirectly, on businesses and commerce, as worker shortages have occurred, supply chains have been disrupted, production has been suspended and demand for certain goods and services, such as medical services and supplies, has spiked, while demand for other goods and services, such as travel, has fallen. The impact of the COVID-19 pandemic has adversely affected the economies of many nations and the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. The COVID-19 crisis has also exacerbated other pre-existing political, social and economic risks in certain countries or globally. Other public health crises that may arise in the future could have similar or other unforeseen effects. The duration of the COVID-19 outbreak or any such future outbreak and its effects cannot be determined with certainty. The COVID-19 outbreak has led, and in the future the COVID-19 outbreak and new COVID-19 variants or other future public health crises could lead, to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments and financial results.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Fund intends to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the fiscal year ended October 31, 2021, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	TOTAL DISTRIBUTABLE EARNINGS/(LOSS)	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$2,773,634	$(2,773,634)

These differences primarily relate to realized foreign currency gains/(losses), investment in passive foreign investment companies and controlled foreign corporations, and reclassification of distributions made.

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$2,369,310,104
Unrealized appreciation	40,549,335
Unrealized depreciation	(710,386,172)
Net unrealized appreciation (depreciation)	(669,836,837)
Undistributed ordinary income	—
Undistributed long-term gains/(capital loss carryover)	(613,439,759)
Distributable loss	(613,439,759)
Other accumulated earnings	2,608,516
Total accumulated loss	$(1,280,668,080)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to mark-to-market adjustments on passive foreign investment companies, basis adjustments on investments in controlled foreign corporations and subsidiaries, and differences in amortization of interest income between book and tax.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	FOREIGN TAX CREDIT	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$63,000,001	$—	$—	$—	$63,000,001

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	FOREIGN TAX CREDIT	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$53,642,845	$—	$1,017,460	$—	$54,660,305

As of October 31, 2021 the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Reinsurance Risk Premium Interval Fund	$(25,586,373)	$(587,853,386)	$(613,439,759)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2021 or for any other tax years which are open for exam. As of October 31, 2021, open tax years include the periods ended October 31, 2019, 2020 and 2021. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement. The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at an annual rate of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent. The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

5. Services Agreement

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan dated as of March 1, 2018 at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to an amended and restated Services Agreement between the Fund and the Adviser dated as of March 1, 2018, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries generally receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

Stone Ridge Funds	Annual Report	October 31, 2021

Notes to Consolidated Financial Statements	October 31, 2021

7. Investment Transactions

For the year ended October 31, 2021, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $30,038,697 and $580,880,605, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2021.

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020
Shares sold	3,706,973	14,852,038
Shares issued to holders in reinvestment of dividends	1,063,777	4,471,522
Shares repurchased(1)	(29,922,877)	(511,188,265)
Net decrease in shares	(25,152,127)	(491,864,705)
Shares outstanding:
Beginning of year	69,009,890	560,874,595
End of year	43,857,763	69,009,890

(1)	The Fund completed a 1-for-5 reverse stock split on July 31, 2020. The reduction of 308,110,920 shares is included within the Shares repurchased figure for the year ended October 31, 2020.

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
November 20, 2020(1)	3,455,242	4,143,993
February 26, 2021(1)	13,391,376	14,434,380
May 21, 2021(1)	4,263,888	5,082,711
August 20, 2021(1)	4,900,448	5,545,634

(1)

In connection with the repurchase request deadline on November 20, 2020, February 26, 2021, May 21, 2021, and August 20, 2021, the Fund repurchased an additional amount, 1.0%, 1.6%, 1.5%, and 1.3%, respectively, of the shares outstanding on the repurchase request deadline, in order to accommodate shareholder repurchasing requests.

9. Line of Credit

As of October 31, 2021, the Fund had an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. Borrowings under the Line must be secured by Fund assets and the Line has a maximum withdrawal capacity of the lesser of 10% of the net market value of the sum of the collateral pledged to U.S. Bank N.A at the time of any new borrowing for any period after the new borrowing or $300,000,000. Amounts outstanding under the Line can exceed 10% (up to 15%) of the net market value of collateral pledged if such excess is not due to a new borrowing request, provided that any subsequent borrowing request cannot result in amounts outstanding to exceed the original 10% threshold. The Line has a maturity date of March 3, 2022 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2021, the Fund’s maximum borrowing was $85,000,000 and average borrowing was $40,743,220. This borrowing resulted in interest expenses of $150,241 at a weighted average interest rate of 2.25%. These amounts are included in Interest Expense on the Fund’s Consolidated Statement of Operations. As of October 31, 2021, the Fund did not have an outstanding loan balance.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge Reinsurance Risk Premium Interval Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) (the sole series constituting Stone Ridge Trust II (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series constituting Stone Ridge Trust II) at October 31, 2021, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 29, 2021

Stone Ridge Funds	Annual Report	October 31, 2021

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2021	ENDING ACCOUNT VALUE OCTOBER 31, 2021	EXPENSES PAID DURING PERIOD* MAY 1, 2021 – OCTOBER 31, 2021
Actual	$1,000.00	$955.80	$11.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.11	$12.18

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2021

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds a meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At a meeting held via videoconference on October 26, 2021 in accordance with the U.S. Securities and Exchange Commission’s order extending no-action relief from the requirements in Sections 15(c) and 32(a) of the 1940 Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) that votes of the Board be cast at a meeting held in-person, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the one-month, three-month, six-month, one-year, three-year and five-year periods ended August 31, 2021 as well as for the period ended August 31, 2021 since the Fund’s inception. The Board also considered the performance information for any comparable registered investment funds managed by the Adviser, as well as performance information for the institutional class of other interval funds listed on EDGAR with greater than $250 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s multi-alternative strategies funds category with greater than $500 million in assets. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to that of the Fund and that there are very few funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund and that the peer groups identified were based on an

Stone Ridge Funds	Annual Report	October 31, 2021

Additional Information (Unaudited)

assessment of how the Adviser and the Fund’s third-party administrator believed Morningstar would likely categorize the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance in light of all relevant factors supported the renewal of the Agreement.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement and the expense ratio for the Fund, and also compared this data against the corresponding information for the funds in the peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. The Board considered the management fee, distribution and/or shareholder servicing fees and expense ratios for select alternative funds that the Adviser believes are the most comparable registered investment funds to the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted the Adviser’s view that, given the unique nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

		Independent Trustees(1)
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	51	None.

Daniel Charney (1970)	Trustee	since 2013	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	51	None.

		Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(4) (1969)	Trustee, Chairman	since 2013	Founder and Chief Executive Officer of Stone Ridge since 2012	51	None.

(1)	Information as of October 31, 2021.

Stone Ridge Funds	Annual Report	October 31, 2021

Additional Information (Unaudited)

(2)	Each Trustee serves until resignation or removal from the Board.
(3)

The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016.

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015.

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2018	Member of Operations at the Adviser, since 2015.

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Domingo Encarnacion (1983)	Assistant Treasurer	since January 2020	Tax Manager at the Adviser, since 2016.

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For fiscal year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2021

Additional Information (Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended October 31, 2021 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended October 31, 2021 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	1.11%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2021. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholders’ year-end tax reporting in February 2022. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request, by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2021

Investment Adviser

Stone Ridge Asset Management, LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

700 Nicollet Mall, Suite 500

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1000

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	YQANNU

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$197,438	$193,250
Audit-Related Fees	$7,500	$7,500
Tax Fees	$236,500	$270,700
All Other Fees	$0	$0

1

(e)(1) To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

(e)(2) The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	$236,500	$270,700
Registrant’s Investment Adviser	$172,900	$195,953

(h) The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Policy

The Proxy Policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies.

With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an

1 The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

3

applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. The ISS Guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

In certain circumstances, the Proxy Voting Service may use an electronic vote management system to automatically submit the votes to be counted or to populate votes shown on the Proxy Voting Service’s electronic voting platform with its recommendations based on the Adviser’s voting instructions to the Proxy Voting Service. The Proxy Voting Service will provide the Adviser access to any additional soliciting materials filed by an issuer after the Proxy Voting Service has published its recommendations and pre-populated the votes in the electronic vote management system so that the Adviser may consider such information prior to voting a proxy.

The Adviser may determine not to vote a proxy or review additional soliciting materials if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy or review additional soliciting materials outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy or review additional soliciting materials.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

III. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

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Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

IV. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Voting Policy.

The Adviser will periodically evaluate whether the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting.

V. Proxy Voting Policies and Procedures Specific to Registered Funds

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

5

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 7, 2022.

Paul Germain, Alexander Nyren, Benjamin Robbins, Ross Stevens and Igor Zhitnitsky are the Portfolio Managers of the Fund. Mr. Nyren has been a Portfolio Manager since the Fund’s inception in 2013. Mr. Robbins has been a Portfolio Manager since May 2015. Mr. Stevens has been a Portfolio Manager since the Fund’s inception, except for the period from February 2020 to February 2021. Mr. Germain and Mr. Zhitnitsky have been Portfolio Managers since February 2021. Each Portfolio Manager is also a Portfolio Manager of other registered investment companies, including mutual funds.

Paul Germain. Paul Germain, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Robbins. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Robbins and Mr. Zhitnitsky. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

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Igor Zhitnitsky. Igor Zhitnitsky, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Zhitnitsky was a risk manager at SCOR SE, where he oversaw reinsurance planning and capital management. Mr. Zhitnitsky holds a BS, summa cum laude, in Mathematics from Rensselaer Polytechnic Institute, and completed graduate work in pursuit of a PhD in mathematics from New York University (Courant).

(a)(2)

Information is provided as of October 31, 2021.

The table below identifies the number of accounts for which Mr. Germain, Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Paul Germain	6	$6,154	10	$5,100	0	$0
Alexander Nyren	2	$3,117	1	$398	0	$0
Ben Robbins	3	$3,337	1	$398	0	$0
Ross Stevens	4	$5,901	0	$0	0	$0
Igor Zhitnitsky	2	$3,117	1	$398	0	$0

(1) Includes the Fund.

The table below identifies the number of accounts for which Mr. Germain, Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Germain	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	1	$398	0	$0
Ben Robbins	0	$0	1	$398	0	$0

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Ross Stevens	0	$0	0	$0	0	$0
Igor Zhitnitsky	0	$0	1	$398	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee, performance allocation or incentive fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an

8

investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

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Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issuers of insurance-linked securities may be invested by that issuer in other strategies managed by the Adviser or its affiliates, and the Adviser or its affiliates may earn a management fee in connection with managing those strategies. To the extent that the Adviser or its affiliates know that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser or its affiliates, this creates an incentive for the Adviser to invest the Fund’s assets in such securities. In addition, insurance and reinsurance companies that are counterparties to issuers of insurance-linked securities in which the Fund invests invest in the Adviser or its affiliates or in other funds or accounts managed by the Adviser or its affiliates, which could create an incentive for the Adviser to invest the Fund’s assets in such securities.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to redeem Fund shares. If the Adviser or its affiliate redeems a signification amount of Fund shares, this may

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adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Certain Potential Conflicts Relating to Expenses. The appropriate allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will require the exercise of discretion. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund (or a specific class of shares) or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

(a)(3)

As of October 31, 2021, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of October 31, 2021, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Paul Germain	$500,001-1,000,000
Alexander Nyren	$100,001-500,000
Ben Robbins	$50,001-100,000
Ross Stevens	Over $1,000,000
Igor Zhitnitsky	$1-10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust II

By (Signature and Title) /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/7/22

By (Signature and Title) /s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief
Financial Officer and Chief Accounting Officer

Date 1/7/22

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